UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2013

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)
Delaware	1-3480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue P.O. Box 5650 Bismarck, North Dakota 58506-5650 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code: (701) 530-1000

______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2013 Annual Incentive Awards

On March 4, 2013, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of MDU Resources Group, Inc. (the “Company”) established 2013 annual incentive award opportunities for the executive officers including those officers who were the named executive officers in the Company’s proxy statement for the 2012 Annual Meeting of Stockholders and those who will be named executive officers in the proxy statement for the 2013 Annual Meeting of Stockholders (the “NEOs”). The Board approved the award opportunities at its meeting on March 4, 2013. The 2013 annual incentive award opportunities for the NEOs are set forth in the 2013 Annual Incentive Award Opportunity Chart, which is filed as Exhibit 10.1 and incorporated herein by reference.

The 2013 awards for David L. Goodin, President and Chief Executive Officer of the Company, John G. Harp, Chief Executive Officer of the construction materials & contracting and construction services segments, Steven L. Bietz, President and Chief Executive Officer of the pipeline and energy services segment, and J. Kent Wells, President and Chief Executive Officer of the exploration and production segment, were made pursuant to the Long-Term Performance-Based Incentive Plan (the “LTIP”). The form of Annual Incentive Award Agreement under the LTIP is filed as Exhibit 10.2 hereto. The 2013 awards for Doran N. Schwartz, Vice President and Chief Financial Officer of the Company, and William E. Schneider, Executive Vice President – Bakken Development of the Company, were made pursuant to the MDU Resources Group, Inc. Executive Incentive Compensation Plan (the “EICP”). Terry D. Hildestad, the Company’s former President and Chief Executive Officer, received no award because of his retirement on January 3, 2013.

Except as the Committee may otherwise determine, in order to be eligible to receive an annual incentive award payment under the LTIP, participants must remain employed by the Company through December 31, 2013. The Committee has full discretion to determine the extent to which goals have been achieved, the payment level, whether any final payment will be made and whether to adjust awards downward based upon individual performance. Unless otherwise determined and established in writing by the Committee within 90 days of the beginning of the performance period, no adjustment shall be made to the performance goals if the adjustment would increase the annual incentive award payment. The Committee may use negative discretion and adjust any annual incentive award payment downward, using any subjective or objective measures as it shall determine, including but not limited to the 20% limitation described in the following sentence. The 20% limitation means that no more than 20% of after-tax earnings that are in excess of planned earnings at the business segment level for operating company executives and at the MDU Resources Group level for Company executives will be paid in annual incentives to executives. The application of this limitation or any other reduction, and the methodology used in determining any such reduction, is in the sole discretion of the Committee.

With respect to annual incentive awards granted pursuant to the EICP, participants who retire during the year at age 65 pursuant to their employer’s bylaws remain eligible to receive an award. Subject to the Committee’s discretion, participants who terminate employment for other reasons are not eligible for an award, except that a prorated award may be paid to participants who transfer between their employer at the time the award is granted and MDU Resources Group, Inc. or any of its business segments, divisions or subsidiaries. The Committee has full discretion to determine the extent to which performance measures have been achieved, the payment level and whether any final payment will be made. Once performance measures are approved by the Committee for EICP awards, the Committee generally does not modify the measures. However, if major unforeseen changes in economic and environmental conditions or other significant factors beyond the control of management substantially affected management’s ability to achieve the specified performance targets, the Committee, in consultation with the chief executive officer, may modify the performance targets. Such modifications will only be considered in years of unusually adverse or favorable external conditions.

Payments are based upon achievement relative to established annual performance measures. The target incentive awards were established based upon the officers’ positions and base salaries as follows:

Name	Position	2012 Annual Incentive Target (as % of Base Salary)	2013 Annual Incentive Target (as % of Base Salary)
David L. Goodin	President and Chief Executive Officer of the Company	80	150
Doran N. Schwartz	Vice President and Chief Financial Officer of the Company	50	50
John G. Harp	Chief Executive Officer of Construction Materials & Contracting and Construction Services segments	130	130
Steven L. Bietz	President and Chief Executive Officer of Pipeline and Energy Services segment	65	65
J. Kent Wells	Vice Chairman of the Company and President and Chief Executive Officer of Exploration and Production segment	125	125
William E. Schneider	Executive Vice President – Bakken Development of the Company	65	65

Payment will range (i) from zero to 200% of the target for Messrs. Bietz and Wells, (ii) from zero to 207% of the target for Messrs. Goodin, Schwartz and Schneider and (iii) from zero to 218.75% of the target for Mr. Harp based upon achievement of the performance measures. The 2013 performance measures and goal weightings for Messrs. Harp, Bietz and Wells are:

Name	Business Segment	Business Segment Goal Weighting			Company Goal Weighting
		Budgeted Allocated EPS (%)	Budgeted ROIC (%)	Earnings (%)	Budgeted EPS (%)
John G. Harp	Construction Materials & Contracting	18.75	18.75	–	25
	Construction Services	–	–	37.5
Steven L. Bietz	Pipeline and Energy Services	37.5	37.5	–	25
J. Kent Wells	Exploration and Production	–	–	75	25

For purposes of determining the 2013 annual incentive award for Mr. Harp, the construction materials and contracting and the construction services segments are combined. The 2013 award opportunity for Mr. Harp is:

Construction Materials & Contracting’s 2013 ROIC results as a % of 2013 target (weighted 18.75%)	Corresponding payment of annual incentive target based on ROIC	Construction Materials & Contracting’s 2013 EPS results as a % of 2013 target (weighted 18.75%)	Corresponding payment of annual incentive target based on EPS	Construction Services’ 2013 earnings* results as a % of 2013 target (weighted 37.5%)	Corresponding payment of annual incentive target based on earnings
Less than 85%	0%	Less than 85%	0%	Less than 70%	0%
85%	25%	85%	25%	70%	70%
90%	50%	90%	50%	100%	100%
95%	75%	95%	75%	116%	130%
100%	100%	100%	100%	130%	160%
118%	120%	103%	120%	144%	190%
136%	140%	106%	140%	157%	220%
154%	160%	109%	160%	171%	250%
173%	180%	112%	180%
191%	200%	115%	200%
* Earnings is defined as GAAP earnings reported for the construction services segment.

Company 2013 EPS results as a % of 2013 target (weighted 25%)	Corresponding payment of annual incentive target based on Company EPS
Less than 85%	0%
85%	25%
90%	50%
95%	75%
100%	100%
103%	120%
106%	140%
109%	160%
112%	180%
115%	200%

The 2013 award opportunity available to Mr. Bietz is:

Pipeline and Energy Services’ 2013 ROIC results as a % of 2013 target (weighted 37.5%)	Corresponding payment of annual incentive target based on ROIC	Pipeline and Energy Services’ 2013 EPS results as a % of 2013 target (weighted 37.5%)	Corresponding payment of annual incentive target based on EPS	Company 2013 EPS results as a % of 2013 target (weighted 25%)	Corresponding payment of annual incentive target based on Company EPS
Less than 85%	0%	Less than 85%	0%	Less than 85%	0%
85%	25%	85%	25%	85%	25%
90%	50%	90%	50%	90%	50%
95%	75%	95%	75%	95%	75%
100%	100%	100%	100%	100%	100%
103%	120%	103%	120%	103%	120%
106%	140%	106%	140%	106%	140%
109%	160%	109%	160%	109%	160%
112%	180%	112%	180%	112%	180%
115%	200%	115%	200%	115%	200%

The pipeline and energy services segment also has five goals relating to the pipeline and energy services segment’s safety results, and each goal that is not met will reduce Mr. Bietz’s annual incentive award payment by 1%.

The 2013 award opportunity available to Mr. Wells is:

Exploration and Production’s 2013 earnings* results as a % of 2013 target (weighted 75%)	Corresponding payment of annual incentive target based on earnings	Company 2013 EPS results as a % of 2013 target (weighted 25%)	Corresponding payment of annual incentive target based on Company EPS
Less than 90%	0%	Less than 85%	0%
90%	25%	85%	25%
100%	100%	90%	50%
101%	120%	95%	75%
102%	140%	100%	100%
103%	160%	103%	120%
104%	180%	106%	140%
105%	200%	109%	160%
		112%	180%
		115%	200%
* Earnings is defined as GAAP earnings reported for the exploration and production segment, adjusted to exclude the (i) effect on earnings of any noncash write-downs of oil and natural gas properties due to ceiling test impairment charges and any associated earnings benefit resulting from lower depletion, depreciation and amortization expenses and (ii) the effect on earnings of any noncash gains and losses that result from (x) ineffectiveness in hedge accounting, (y) derivatives that no longer qualify for hedge accounting treatment or (z) the discontinuation of hedge accounting treatment.

The 2013 award opportunity available to the leader of the electric and natural gas distribution (utility) segment is:

Electric and Natural Gas Distribution’s 2013 ROIC results as a % of 2013 target (weighted 37.5%)	Corresponding payment of annual incentive target based on ROIC	Electric and Natural Gas Distribution’s 2013 EPS results as a % of 2013 target (weighted 37.5%)	Corresponding payment of annual incentive target based on EPS	Company 2013 EPS results as a % of 2013 target (weighted 25%)	Corresponding payment of annual incentive target based on Company EPS
Less than 85%	0%	Less than 85%	0%	Less than 85%	0%
85%	25%	85%	25%	85%	25%
90%	50%	90%	50%	90%	50%
95%	75%	95%	75%	95%	75%
100%	100%	100%	100%	100%	100%
103%	120%	103%	120%	103%	120%
106%	140%	106%	140%	106%	140%
109%	160%	109%	160%	109%	160%
112%	180%	112%	180%	112%	180%
115%	200%	115%	200%	115%	200%

The amount of annual incentive award earned, if any, for executives at the MDU Resources Group level, including Messrs. Goodin, Schwartz and Schneider, will be determined based on the following formula:

Annual Incentive Award Earned = Payout Percentage X Target Award

The payout percentage will be the sum of the products that result from multiplying (x) the percentage of annual incentive target achieved based on the award opportunity of the person who is the business segment leader on the date of grant by (y) the business segment’s percentage of average invested capital. The business segments are (i) construction services and construction materials and contracting combined, (ii) exploration and production, (iii) pipeline and energy services and (iv) electric and natural gas distribution (utility).

Amendment of EICP

On March 4, 2013, the Committee recommended and the Board approved an amendment to the EICP and the EICP Rules and Regulations, effective January 1, 2013. The amendment increases the maximum level of performance that can be achieved relative to the established performance measures from 200 percent to 250 percent.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 4, 2013, the Board approved amendments to Section 2.06 of the Company’s Bylaws, effective March 4, 2013. Section 2.06 of the Bylaws, as amended, marked to show changes from the prior provisions, is filed as Exhibit 3.1 hereto.

Prior to its amendment, Section 2.06 stated that, if no quorum was present at a meeting of stockholders, the stockholders present in person or represented by proxy had the power to adjourn the meeting. Section 2.06, as amended, gives the power to adjourn any meeting of stockholders, annual or special, whether or not a quorum is present, for any reason from time to time to the chairman of the meeting or the stockholders by the vote of the holders of a majority of the stock entitled to vote, present in person or represented by proxy.

The amendments provide that, where a separate vote by a class or classes is required for any matter, the holders of a majority of the outstanding shares of such class or classes entitled to vote, present in person or represented by proxy, will constitute a quorum to take action with respect to that vote on the matter, except as provided in the Company’s Bylaws and as otherwise provided by statute or the Company’s Certificate of Incorporation. Two or more classes or series of stock will be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting.

Section 2.06, as amended, adds a new paragraph (c) that identifies who will preside as chairman of a meeting of stockholders and who will act as the secretary of the meeting. The chairman of the meeting will set the order of business at each meeting of stockholders and will have the right and authority to prescribe any rules, regulations or procedures, which need not be in writing, and do all such acts and things, in the chairman’s discretion, that are necessary or desirable for the proper conduct of the meeting. This may include establishing procedures for the maintenance of order and safety at the meeting, limiting the time allotted to questions or comments on the affairs of the Company, restrictions on entry to the meeting after the time prescribed for the commencement of the meeting and the opening and closing of the voting polls for each item upon which a vote is to be taken.

Item 8.01    Other Events.

The Board recently approved amendments to the Company’s Executive Compensation Policy and Director Compensation Policy, effective December 21, 2012. The amendments prohibit the Company’s Section 16 officers, directors and related persons from holding Company common stock in a margin account, with certain exceptions, or pledging Company securities as collateral for a loan. Company common stock may be held in a margin brokerage account only if the stock is explicitly excluded from any margin, pledge, or security provisions of the customer agreement. Company common stock may be held in a cash account, which is a brokerage account that does not allow any extension of credit on securities. “Related person” means an executive officer’s or director’s spouse, minor child, and any person (other than a tenant or domestic employee) sharing the household of a director or executive officer, as well as any entities over which a director or executive officer exercises control.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description of Exhibit
3.1	Section 2.06 of the Bylaws of MDU Resources Group, Inc., as amended March 4, 2013, marked to show changes from the Bylaws as last amended on August 16, 2012
10.1	MDU Resources Group, Inc. 2013 Annual Incentive Award Opportunity Chart
10.2	Form of Annual Incentive Award Agreement under the Long-Term Performance-Based Incentive Plan, as amended March 4, 2013

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2013
MDU Resources Group, Inc.

By: /s/ Paul K. Sandness_________
Paul K. Sandness
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	Section 2.06 of the Bylaws of MDU Resources Group, Inc., as amended March 4, 2013, marked to show changes from the Bylaws as last amended on August 16, 2012
10.1	MDU Resources Group, Inc. 2013 Annual Incentive Award Opportunity Chart
10.2	Form of Annual Incentive Award Agreement under the Long-Term Performance-Based Incentive Plan, as amended March 4, 2013